UNITED STATES
                         SECURITIES EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 28, 2004

                  ENVIRONMENTAL REMEDIATION HOLDING CORPORATION

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             (Exact name of registrant as specified in its charter)

        Colorado                    000-17325                 88-0218499
------------------------    ------------------------    ------------------------
(State of organization)     (Commission File Number)        (IRS Employer
                                                          Identification No.)

      5444 Westheimer Road, Suite 1570                          77056
      ---------------------------------------             ------------------
      Houston, TX                                              (Zip Code)
      (Address of principal executive offices)

      Registrant's Telephone Number, including area code: (713) 626-4700

      Former name or former address, if changed since last report: Not
      Applicable

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.02. NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENT OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

In December 2004 Environmental Remediation Holding Corporation (the "Company") modified certain financial statements previously filed with the Securities and Exchange Commission ("SEC") in connection with the Company's Form 10Q for the quarterly periods ending December 31, 2003, March 31, 2004, and June 30, 2004. Management determined that the beneficial conversion feature of the Company's convertible debt to an affiliated shareholder had not been valued and accounted for appropriately. In order to appropriately value and account for such convertible debt, the Company has recorded a beneficial conversion feature (debt discount) associated with such convertible debt. Amortization of the debt discount is being accounted for using the effective interest method and is being charged to interest expense.

      This matter has been discussed by authorized officers with the company's independent accountant. The independent accountant has since provided new financial statements reflecting this change. The independent accountant has been provided with a copy of the disclosures made in response to this Item 4.02 and will furnish, as soon as possible, a letter stating his agreement with these statements.

The financial statements that should no longer be relied on are contained in the following forms filed with the SEC:

Form 10-Q for the quarterly period ended December 31, 2003 and filed on February 17, 2004.

Form 10-Q for the quarterly period ended March 31, 2004 and filed on May 17, 2004.

Form 10-Q for the quarterly period ended June 30, 2004 and filed on August 16, 2004.

The new financial statements that should be relied on are contained in the following forms filed with the SEC:

Form 10-Q/A for the quarterly period ended December 31, 2003 and filed on December 29, 2004.

Form 10-Q/A for the quarterly period ended March 31, 2004 and filed on December 29, 2004.filed on

Form 10-Q/A for the quarterly period ended June 30, 2004 and filed on December 29, 2004.

Complete Description:

      The foregoing description of the new financial statement is not a complete summary. You are urged to the read the complet4e documents, copies of which are found on the website of the SEC at www.sec.gov.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

      (a)   Financial Statements of Business Acquired. Inapplicable.

      (b)   Pro Forma Financial Information. Inapplicable.

      (c)   Exhibits

      Exhibit Number        Exhibit Description
      --------------        -------------------


      Exhibit 10.1          *10Q/A For Quarterly Period Ending December 31, 2003


      Exhibit 10.2          *10Q/A For Quarterly Period Ending March 31, 2004


      Exhibit 10.3          *10Q/A For Quarterly Period Ending June 30, 2004

*Previously Filed


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   ENVIRONMENTAL REMEDIATION HOLDING CORPORATION


                                   By: /s/ Ali Memon
                                      ---------------------------------
                                           Ali Memon, President

DATE:    December 29, 2004